SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         6 June 1997
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                               Rayovac Corporation
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               (Exact Name of Registrant as Specified in Charter)


Wisconsin                           333-17895                   22-2423556
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


601 Rayovac Drive, Madison, WI                                      53711
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (608) 275-3340
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          (Former Name or Former Address, if Changed Since Last Report)


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                                EXPLANATORY NOTE

     On 9 June 1997, KPMG Peat Marwick LLP was engaged as the Registrant's new principal accountant to audit the Registrant's financial statements. The sole purpose of this filing is to transmit the below letter from Coopers & Lybrand L.L.P. dated June 12, 1997 addressing this change.

Item 7.  Exhibits.

         16. Letter from Coopers & Lybrand L.L.P. regarding change in certifying accounts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Rayovac Corporation

Date: 10 June 1997                        By: /s/ James A. Broderick
                                              --------------------------
                                              James A. Broderick
                                              Vice President, General Counsel
                                              and Secretary